LOGO        TAUBMAN

            THE FORUM SHOPS AT CAESARS:
            A UNIQUE OPPORTUNITY

THE OPPORTUNITY
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  o Approached by Sheldon Gordon - original visionary and designer of The Forum
    Shops at Caesars (Las Vegas)

  o Gordon Group ("Gordon") approximately 42% limited partner, Simon 58% general partner in Forum Shops

  o Gordon attracted to Taubman leasing strengths and Taubman focus on high-quality assets

     -  Historic partner in Beverly Center

     -  Over 40-year relationship with Taubman

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

THE FORUM SHOPS
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  o Unique, premium-quality asset -- perfect fit within Taubman portfolio

  o Approximately 500,000 sf existing (Phases I and II)

  o One of the most productive retail venues in the country

     -  Sales per square foot in excess of $1,100

  o High-end tenancy (Louis Vuitton, Gucci, Escada, Bvlgari, etc.)

  o Opening of Celine Dion Theatre in March 2003 -- entrance and exit next to casino/mall entrance

     - 4,000 additional high-end consumers passing through the property each day

  o Expansion potential (Phase III)

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

BUY/SELL: A "TEXAS DRAW"
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  o Current partnership agreement between Simon and Gordon contains a "buy/
    sell" provision

  o Gordon has initiated the buy/sell mechanism

     -  Willing to buy or sell at a gross valuation of $590 million

                -  Existing Debt:       $175 million

                -  Simon Equity:        $241 million (58%)

                -  Gordon Equity:       $174 million (42%)

     -  Non-competitive process; approximate 6.25-6.5% cap rate

  o Current partnership agreement provides:

     -  Simon has 30 days to decide whether to buy or sell

     -  Absent affirmative election, Simon deemed to have agreed to sell

     -  Closing to occur within 120 days of Simon decision

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

THE FORUM SHOPS VENTURE - STRUCTURE
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  IF SIMON SELLS:

  o Gordon acquires Simon interests and becomes sole owner of Forum Shops

  o Gordon then contributes a 33.3% interest in Forum Shops to Taubman in exchange for 2.42 million Taubman OP units at $24 per unit and Gordon and Taubman become joint venture partners in Forum Shops

     - Gordon's OP units will have the same attributes of ordinary units except:

                -  No voting rights

                - Very limited rights to sell units for 2 years, then on a phased basis over 3 years

     -  Ownership: Gordon 66.7%, Taubman 33.3%

     -  Taubman becomes the Manager of Forum Shops

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

THE FORUM SHOPS VENTURE - STRUCTURE
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  IF SIMON SELLS:

  o Firm commitment for $385 million mortgage financing

     -  5-year fixed rate

  o Taubman to provide preferred equity of $72 million to the joint venture

     - Provided in two tranches -- $44 million for Gordon's purchase of Simon's interest, $28 million equity for Phase III expansion

     -  12% coupon, current pay

     -  To be repaid with refinancing proceeds

  o At Gordon's insistence, agreement with Taubman contains provisions ensuring that Gordon's partnership with Simon is ended permanently

     - Change-of-control "put" at fair market value in the event that Simon ever becomes successor to Taubman's interest

     -  Ability to change Manager if Simon ever becomes successor to Taubman

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THE FORUM SHOPS VENTURE - STRUCTURE
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  IF SIMON SELLS (CONTINUED):

  o Sources and Uses of funds

      Sources:

             Mortgage Debt                            $ 385 million
             Taubman Preferred Equity*                   72
                                                       -----
                                                      $ 457 million
                                                       =====
      Uses:

             Pay Off Mortgage                         $ 175 million
             Gordon's Purchase of Simon's Interest      241
             Transaction Costs                           13
             Equity for Phase III                        28
                                                       -----
                                                      $ 457 million
                                                       =====

  ------------------------------------------------------------------------------
        * Two tranches:         $ 44 million for Gordon's Purchase of Simon's
                                     Interest
                                  28 million equity for Phase III
                                ----
                                $ 72 million

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

THE FORUM SHOPS VENTURE - STRUCTURE
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  IF SIMON SELLS (CONTINUED):

  o Balance Sheet -- Phases I and II

        Gordon Equity                   $ 116 million
        Taubman Equity                     58
        Taubman Preferred Equity           44
        Mortgage Debt                     385
                                        -----
          Total                         $ 603 million*
                                        =====



  * Includes $13 million of transaction costs.

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

THE FORUM SHOPS VENTURE - STRUCTURE
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  IF SIMON BUYS:

  o Gordon to invest $50 million cash in Taubman in exchange for 2.08 million Taubman OP units at $24 per unit to have the same attributes of ordinary units except:

      - No voting rights

      - Very limited rights to sell units for 2 years, then on a phased basis over 3 years

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SIGNIFICANT UPSIDE
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  o Substantially Under-Rented

     - Extremely high sales levels -- in excess of $1,100 psf

     - Relatively low occupancy costs of 12.9% vs. Taubman average of 14.5% (vs. $456 psf Taubman average sales for 2001)

     - Significant near-term rollover at low rents: 131,000 sf over next 5 years

  o Tenant Mix

     - Will benefit from Taubman's strong luxury tenant relationships

     - Increased food and entertainment focus

  o Phase III Expansion -- brings the mall directly onto the Strip

     - 175,000 additional square feet of prime space

     - 10% unleveraged return on conservative rent assumptions

  o New Demand/Increase in Core Customers

     - Caesars (opening of Celine Dion Theatre)

     - Le Reve (new high-end hotel with approximately 2,700 rooms)

     - Venetian (new hotel tower with 1,000 additional rooms)

     - 5,000 additional rooms in immediate trade area over next 5 years

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WHY THIS MAKES SENSE FOR TAUBMAN
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  o Perfect asset fit in "buy" scenario

     - Consistent with Taubman management / leasing strengths

  o Immediately accretive: $0.06 during first full year

     - Management, leasing, development fees

     - 12% preferred return on $72 million investment

  o Significant upside

  o Increases equity base of Taubman under either scenario

     - Equity issuance at a premium to current market price

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

TRANSACTION STEPS

(Flow Chart Depicts Following:)

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
    Gordon              Within 30 Days:           Within 120 Days                New JV to Own Forum
Triggers Buy/Sell        Simon Decides         of Decision: Closing         Shops if Simon Sells to Gordon
-----------------       ---------------        --------------------         ------------------------------

                        Simon decides           Simon sells to Gordon       o Gordon and Taubman form new joint venture
                        to sell                                               - Gordon and Taubman serve as General Partners
                                                                              - Taubman serves as Manager
                                                                            o Ownership: Gordon 66.7%, Taubman 33.3%
                                                                              - Gordon contributes 33.3% interest to
                                                                                Taubman in exchange for Taubman units
                                                                              - Approximately 2.42 million units issued
                                                                              - $24/unit
                                                                            o Gordon units have same attributes as ordinary
                                                                              Taubman units, except:
Gordon triggers         Simon makes no          Under the terms of the        - No voting rights
buy/sell provision      decision within         buy/sell provision, "no       - Very limited rights to sell units for 2 years,
of current partnership  30 day period           decision" by Simon              then on a phased basis over 3 years
agreement with Simon                            results in a Simon sale     o Firm commitment in hand for $385 million
                                                                              mortgage financing
                                                                            o Taubman provides $72 million of preferred
                                                                              equity to JV
                                                                              - 12% coupon, current pay
                                                                              - To be repaid with refinancing proceeds

                                                                            o Gordon invests $50 million cash in Taubman
                                                                              and receives Taubman units:
                                                                              - Approximately 2.08 million units issued
                                                                              - $24/unit
                        Simon decides           Gordon sells to Simon       o Gordon units have same attributes as ordinary
                        to buy                                                Taubman units, except:
                                                                              - No voting rights
                                                                              - Very limited rights to sell units for 2 years,
                                                                                then on a phased basis over 3 years

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